UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-51734	35-1811116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive

Suite 200

Indianapolis, Indiana 46214

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CLMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2022, Calumet Specialty Products Partners, L.P. (the “Partnership”) held a special meeting (the “Special Meeting”) of its unitholders. At the Special Meeting, the Partnership’s unitholders approved an amendment to the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan (as so amended, the “Amended LTIP”), which had previously been approved by the Board of Directors of the Partnership’s general partner, subject to unitholder approval. The Amended LTIP increases the number of common units that may be delivered pursuant to awards under such plan by 1,400,000 common units to an aggregate of 5,283,960 common units. The material terms of the Amended LTIP are summarized in the Partnership’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on December 23, 2021.

This description of the Amended LTIP is qualified in its entirety by the full and complete terms of the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan and the first amendment thereto, which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 16, 2022, the Partnership held its Special Meeting. The final results for each proposal considered at the Special Meeting are set forth below:

1.

Proposal to approve an amendment to the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan to increase the number of common units that may be delivered pursuant to awards under such plan by 1,400,000 common units to an aggregate of 5,283,960 common units.

Number of Units
For	44,728,811
Against	2,115,629
Abstain	117,596
Broker Non-Votes	—

2.

Proposal to approve the adjournment of the Special Meeting to a later date or dates, if deemed necessary or appropriate by the Partnership’s general partner, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Number of Units
For	45,349,090
Against	1,490,743
Abstain	122,203
Broker Non-Votes	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Calumet GP, LLC Amended and Restated Long-Term Incentive Plan, effective as of December 10, 2015 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 11, 2015 (File No. 000-51734)).

10.2*	First Amendment to the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan

104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

February 22, 2022	By:	/s/ L. Todd Borgmann
	Name:	L. Todd Borgmann
	Title:	Executive Vice President and Chief Financial Officer